SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 14, 2002


                             NACCO INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                        1-9172                 34-1505819
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                 File Number)         Identification No.)

         5875 Landerbrook Drive
         Mayfield Heights, Ohio                                       44124-4017
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (440) 449-9600



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Item 9.  Regulation FD Disclosure

     On August 14, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, each of Alfred M. Rankin, Jr., who as Chairman, President and Chief Executive Officer of NACCO Industries, Inc., a Delaware corporation (the "Company"), serves as the principal executive officer of the Company, and Kenneth C. Schilling, who as Vice President and Controller of the Company serves as the principal financial officer of the Company, stated and attested as follows:

         (1) To the best of my knowledge, based upon a review of the covered reports of NACCO Industries, Inc., and, except as corrected or supplemented in a subsequent covered report:

                     o     no covered report contained an untrue
                           statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                     o     no covered report omitted to state a
                           material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Audit Review Committee of NACCO Industries, Inc.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                     o Annual Report on Form 10-K of NACCO Industries, Inc., for the year ended December 31, 2001, filed with the Commission on March 26, 2002;

                     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of NACCO Industries, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                     o     any amendments to any of the foregoing.

     On August 14, 2002, in connection with the filing of the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report"), each of Alfred M. Rankin, Jr., who as Chairman, President and Chief Executive Officer of the Company serves as the principal executive officer of the Company, and Kenneth C. Schilling, who as Vice President and Controller of the Company serves as the principal financial officer of the Company, certified, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    NACCO INDUSTRIES, Inc.
                                    ----------------------
                                         (Registrant)


                            By:    /s/ Charles A. Bittenbender
                                   ---------------------------
                                   Name:  Charles A. Bittenbender
                                   Title: Vice President, General Counsel
                                          and Secretary


Date:  August 14, 2002